Exhibit 10.20

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested Under 17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

	1. CONTRACT ID CODE	PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1	2

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (if applicable)
0015	See Block 16C	N/A

6. ISSUED BY	CODE	ASPR-BARDA	7. ADMINISTERED BY (If other than Item 6)	CODE	ASPR-BARDA02
ASPR-BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street,Ccounty, State and Zip Code)		☒	9A. AMENDMENT OF SOLICITATION NO.
CHIMERIX, INC. 1377270 CHIMERIX, INC. 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246
9B. DATED (SEE ITEM 11)

		☒	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C

10B. DATED (SEE ITEM 11) 02/16/2011
CODE: 1377270	FACILITY CODE:

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers ☐ is extended ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) N/A.

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO., AS DESCRIBED IN ITEM 14
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43,103 (b).

☐	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D. OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.

E. IMPORTANT: Contractor ☐ is NOT ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.

Tax ID Number:      33-0903395

DUNS Number:       121785997

A.          The purpose of this modification is to incorporate the following change into the contract:

1.          Under Article B.4. PROVISIONS APPLICABLE TO DIRECT COSTS, b. Travel Costs, 1. Travel,

a.          is deleted and replaced with the following:

a.          Total expenditures for all domestic and foreign travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct preformance of this contract shall not exceed $[…***…] during the base segment /CLIN 0001 and $[…***…] during Option Period Continued …

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER		16A. NAME AND TITLE OF CONTRACTING OFFICER
Michael Rogers Chief Development Officer		ETHAN J. MUELLER
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Michael Rogers (Signature of person authorized to sign)	8/28/13	/s/Ethan J. Mueller (Signature of Contracting Officer)	8/28/13

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR) 53.243

***Confidential Treatment Requested

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0015	PAGE OF
		2	2

NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270

ITEM NO. (A)	SUPPLIER/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

1/CLIN 0002 without the prior written approval of the Contracting Officer.

B. This is a bilateral, no cost modification. The scope, period of performance and the total contract amount remain unchanged and all other terms and conditions of the contract remain unchanged.

Period of Performance: 02/16/2011 to 05/31/2014

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110